UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 16, 2009
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
    of incorporation)         File Number)   Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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(Address of principal executive offices)             (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 16, 2009, the Executive Compensation Committee (the "Committee") of the Board of Directors of SJW Corp. (the "Company") approved an amendment (the "Amendment") to the amended and restated employment agreement with W. Richard Roth, the President and Chief Executive Officer of the Company. Pursuant to such Amendment, (i) Mr. Roth's annual base salary for each of the 2010, 2011 and 2012 calendar years will be increased to $625,000 per year, (ii) Mr. Roth's annual base salary for the 2013 calendar year will be increased by 4% to the rate of $650,000, and (iii) his annual base salary for the 2014 calendar year will be increased by an additional 4% to $676,000. A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated into this Form 8-K by reference.

The Committee also approved an increase in the base salary of David A. Green, the Company's Chief Financial Officer and Treasurer, from $230,000 to $260,000, effective January 1, 2010, and an increase in his target bonus from $35,000 to $40,000, effective with the 2010 fiscal year. The actual bonus amount which Mr. Green can earn for the 2010 fiscal year may range from 0 to 200 percent of his target bonus and will be based 75 percent on the attainment of corporate performance goals and 25 percent on his individual performance.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number      Description of Document
--------    ------------------------

10.1 Amendment, effective as of January 1, 2010, to the Chief Executive Officer's amended and restated employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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December 16, 2009           /s/ David A. Green
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                            David A. Green, Chief Financial
                            Officer and Treasurer


Exhibit
Number      Description of Document
--------    ------------------------

10.1 Amendment, effective as of January 1, 2010, to the Chief Executive Officer's amended and restated employment agreement.